UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): June 14, 2000


                        TRICO MARINE SERVICES, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                   0-28316             72-1252405
(STATE OR OTHER JURISDICTION      (COMMISSION         (IRS  EMPLOYER
    OF INCORPORATION)             FILE NUMBER)      IDENTIFICATION NO.)


          250 North American Court, Houma, Louisiana       70363
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)



                              (504) 851-3833
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS.

     Trico Marine Services, Inc. (the "Company") announced today that it has agreed with a bondholder group, to exchange 3,109,857 shares of its common stock for $32,140,000 face amount, plus accrued interest, of its $280 million of 8-1/2% senior notes due 2005. The exchange is scheduled to close on June 16, 2000.

     On June 14, 2000, the Company issued a press release announcing the exchange, which is included as Exhibit 99 to this Form 8-K and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Exhibits.

          99   Press  release issued by Trico Marine Services, Inc. on June
14, 2000.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRICO MARINE SERVICES, INC.



                              By: /S/ Victor M. Perez
                                 ----------------------------------------
                                            Victor M. Perez
                                  Vice President, Chief Financial Officer
                                             And Treasurer

Dated: June 14, 2000